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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 13, 2002

                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-10145                                    95-4160558
(Commission File Number)                 (I.R.S. Employer Identification No.)



1221 McKinney Street, Suite 700, Houston, Texas           77010
  (Address of principal executive offices)              (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


Item 9. Regulation FD Disclosure.

On August 13, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, each of the principal executive officer and the principal financial officer of Lyondell Chemical Company filed sworn statements with the Securities and Exchange Commission. Copies of the sworn statements are furnished as Exhibits 99.1 and 99.2 to this report.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LYONDELL CHEMICAL COMPANY

                                 By: /s/ Kerry A. Galvin
                                     ----------------------------------------
                                     Kerry A. Galvin
                                     Senior Vice President, General Counsel,
                                     and Secretary

Date: August 13, 2002


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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings